Exhibit 99.2

10th Annual D.A. Davidson Financial Services Conference May 2008

2 Forward Looking Statements (Provisions of the Private Securities Litigation Reform Act of 1995) » Statements throughout today’s presentation that are not historical facts may be considered forward-looking statements that are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made by the Company, including uncertainties regarding identification and mitigation of credit risk, interest rate risk, liquidity risk, compliance risk, the loss in market value of available for sale securities that could result when interest rates change substantially . . . as well as changes in the environment that may be associated with inflation, government regulations, and economic conditions and competition in the geographic and business areas in which the Company conducts business.

3 The Bank Holdings Company $627 Million Financial Services Company Nevada Security Bank Silverado Bank (a division of Nevada Security Bank) Granite Exchange Rocky Mountain 1031 Exchange

4 Capitalization Nasdaq TBHS Common Shares Outstanding - March 21, 2008 5.831 million Market Capitalization $48 million

5 2007 Highlights » 2007 earnings of $1.7 million after $3MM provision » Total asset size of $627 million » “Smart” growth, not “No” growth » Successful assimilation of acquisition » Fifth year of enhanced net interest margins » Allowance at 1.54% of outstanding loans

Company Background

7 The Company Development Timeline Acquisition of NNB Holdings and Northern Nevada Bank November 2006 Silverado Bank, a division of NSB, opens its doors in Roseville, CA. March 2005 The Bank Holdings (TBHS) is made effective August 2003 The Bank Holdings completes a secondary offering and is listed on NASDAQ under TBHS March 2004 TBHS announces the signing of definitive Agreement, plan of reorganization, and merger agreement between TBHS, NSB, and CNA Trust Corporation, a California banking corporation – consummation in November and merger into NSB. August 2004 Company now has five (5) northern Nevada branches, two (2) northern California branches and three (3) subsidiaries. March 2008 TBHS acquires two Qualified Intermediary companies for 1031 real estate exchanges March 2006 NSB opens in Reno, NV with $14M capital December 2001 Nevada Security Bank (NSB) is incorporated February 2001

8 Our Mission » Retain experienced, proven banking staff who: » Have strong ties to the communities we serve » Are committed to our disciplined credit/sales culture » Target select individuals, professionals, and businesses looking for professional and attentive service » Capture market share from larger competitors » Be opportunistic and expand via organic growth, and/or select acquisitions » Become a top-quartile performing bank » Enhance shareholder value

9 Experienced Management Team Hal Giomi – Chairman, CEO Joe Bourdeau – President – TBHS David Funk – President – NSB Jack Buchold – EVP, CFO John Donovan – EVP, CCO E. Tim Ching – Regional President, Silverado Bank

10 Geographical Distribution

11 Headquarters – Reno, NV

12 Market Niches (Banking) » Commercial Real Estate » Construction & Land Development » Business Lending » SBA Lending » Electronic Banking » Relationship Banking » Deposit Acquisition

13 Market Niches 1031 Division » Commercial Real Estate » Residential Real Estate » Relationship Banking » Deposit Acquisition » Diversified Geographic Markets

Financial Growth/Performance

15 Balance Sheet Growth 12/31/02 12/31/03 12/31/04 ($ in millions) Between year end ‘04 and ‘05, the Bank has achieved compounded growth rates of: •Assets: ** •Loans: ** •Deposits: ** Balance Sheet Growth ($ In Millions) Balance Sheet Growth

16 Deposit Mix At December 31, 2007 Non Interest Bearing Demand (14%) Interest Bearing Demand (2%) Savings (9%) Money Market (22%) IRA's ( 1%) Time Deposits < $100,000 (39%) Time Deposits > $100,000 (13%)

17 Loan Mix At December 31, 2007 Commercial and Industrial (18%) Commercial Real Estate (49%) Construction and Land Development (31%) Consumer Loans (2%)

18 Loan/Deposit Ratio Loan/Deposit Ratios Loan/Deposit Ratios

19 Loan Loss Reserve Loan Loss Reserves Loan Loss Reserves

20 Net Income Growth -$1,000 -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 ($ in Thousands) FY 2007 FY 2003 FY 2004 FY 2005 FY 2006 ($565) $281 $1,412 $2,083 $1,729

21 Earnings per Share (Fully Diluted) -$0.50 -$0.40 -$0.30 -$0.20 -$0.10 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Per Year 2003 2004 2005 2006 2007 ($0.40) $0.09 $0.41 $0.49 $0.29

22 Summary Ratios 5.1 -0.24% 1.54% 3.79% 3.91% 7.70% 90.4% 2.3% -3.8% 2007 6.8 N/A 1.08% 3.49% 2.61% 6.10% 95.8% 52.6% 55.8% 2005 5.6 5.4 Assets/Employee (mill) N/A -0.02% Net Loss/Avg. Total Loans 0.99% 1.17% All/Total Loans 3.12% 3.74% Net Int. Inc./A.E. Assets 1.67% 3.53% Int. Exp./A.E. Assets 4.79% 7.27% Int. Income/A.E. Assets 94.3% 94.4% Avg. Earning Assets/TA 94.4% 89.2% Loan Growth 48.6% 69.4% Asset Growth 2004 2006 Performance Ratios

Promising, Diverse Markets

24 Target Markets, Banking » Slower, but continued economic development in all markets we serve » Attract deposits through broad product mix, competitive pricing, varied locations » Attract loans from: individuals, » Business owners and professionals » Small real estate developers » Small/medium - sized privately held businesses » Attract deposits and loans from not-for-profit organizations

25 Target Markets, 1031 Division » Slower, but continued economic development in all markets we serve » Nevada, California & Western states » Pacific Northwest, Hawaii, Arizona, Montana and Colorado » National expansion as opportunities become available » Cross over marketing with other deposit services » Cross over marketing with loan services » Facilitates fee income generation for Company » Facilitates deposit interest income for Company

26 Northern Nevada Market » Nevada has a small base, but is a fast growing state » Nevada’s growth in personal income, per capita income and real average earnings outpace the national average » Northern Nevada has had relatively high success in business expansion and attraction due to favorable tax and business friendly regulatory environment » Inc. Magazine voted Reno “Best Place to Do Business” in 2005 and in the Milken Institute’s 2006 ranking of “Best Performing Cities,” Reno was #21 based on growth in jobs and wages as well as general economic conditions.

27 Northern California Market » California remains most populous state in nation, 5th largest economy in the world » Roseville is in Placer County, among the fastest growing counties in California, Rancho Cordova is in Sacramento County » Substantial growth in the metropolitan area: » Population growth over past 10 years in excess of 90% » Top 5% for retail sales performance statewide » Top 7% for per capita retail sales statewide » Top 16% for per capita income statewide » Sacramento Valley economy encourages jobs, manufacturing and high tech growth

28 Bozeman, Montana Market » Gallatin County (Bozeman) is home to approximately 90 high-tech companies » The Gallatin Valley has a highly educated and skilled work force, home of MSU » Bozeman was ranked 3rd Best Small City in the nation by 2000 Bizjournals.com Demographics Daily and was an All-America City in 2001 » Bozeman has averaged more than 2% growth per year for last 10 years

29 Game Plan . . .

30 Expansion and Growth Plan » Improve Quality Earnings » Manage asset/liability mix » Increase fee income » Push expense management » 1.2 to 1.6% ROAA Target » 12 to 16% ROAE Target » Expand the Franchise » Expand Service & Product Offerings » Drive organic growth » National expansion of other financial services » Seek out acquisitions - aggressive but strategic

31 The Plan Has Been Growth. . . » The plan from inception has been strategic, aggressive growth, and we have succeeded thus far » Our plan is to continue smart, strategic growth, with management expertise, discipline and experience » We are moving through a transition period from pure growth, to a strategy of earnings realization The Plan Has Been Growth »The plan from inception has been strategic, aggressive growth, and we have been successful. »Our plan is to continue smart, strategic growth, however, »We are moving through a difficult national and regional economic transition period that may have longer term industry implications during 2008 and perhaps 2009.

32 Why invest in us? » Diversified geographic franchise » Moderate balance sheet growth » “Outstanding” CRA rating » Geographically diversified loan portfolio » Solid track record since public offering in 2004 » Experienced and proven Board, management and staff

33 First Quarter Update » Unchanged geographic franchise » Restructured balance sheet growth » Still an “Outstanding” CRA rating » Recently completed regulatory exam » Enhanced net income & net interest margin over same quarter of the previous year » Allowance at 1.57% of outstanding loans

Thank you.